Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated September 30, 2016
to the currently effective Statutory Prospectus (the “Prospectus”), as may be supplemented from time to time, for the Guggenheim World Equity Income Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective October 1, 2016, the Fund's Annual Fund Operating Expenses table in the section of the Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced as follows:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.54%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver (and/or expense reimbursement)[2]	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.99%

[1]	Other expenses have been restated based on estimated amounts for the current fiscal year.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2018 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for R6 Class shares to 0.97%.

Effective October 1, 2016, the Fund's expense example in the section of the Prospectus entitled “Example” is deleted in its entirety and replaced as follows:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
R6	$101	$369	$657	$1,478	$101	$369	$657	$1,478
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Please Retain This Supplement for Future Reference

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